UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2007
SILICON IMAGE, INC.

(Exact name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

00026887	770396307

(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085

(Address of Principal Executive Offices)	(Zip Code)
(408) 616-4000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Nme or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
Exhibit List
EXHIBIT 10.01

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On December 13, 2007, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Silicon Image, Inc. (the “Registrant”) authorized the entering into by the Registrant of change of control retention agreements (each, an “Agreement” and, collectively, the “Agreements”) with each of Registrant’s executive officers and vice presidents (each an “Executive”). Each Agreement is to be in the form attached hereto as Exhibit 10.01. The entry into the Agreements follows more than a year of discussion and review by the Compensation Committee.
     Under each Agreement, if the Executive is terminated by the Registrant without “cause,” or if the executive resigns for “good reason,” each as defined in the Agreement, during the period beginning three months before and ending twelve months following a change of control of the Registrant, the Executive will be entitled to receive the following severance benefits: a year of the Executive’s base salary at the time of termination; 50% of the Executive’s target bonus under the Registrant’s incentive compensation plan in effect at the time of the change of control (100% of the Executive’s target bonus in the event the Executive’s termination occurs in the last six (6) months of any calendar year); if the Executive elects coverage under COBRA, a year of reimbursed health and welfare benefits; and acceleration of 50% of the Executive’s unvested stock options or other equity awards. The receipt of benefits under each Agreement is conditioned upon the Executive signing a general release of claims in favor of the Registrant, and will be unavailable if the executive is terminated because of his death or permanent disability.
     The foregoing is a summary of the Agreements and does not purport to be complete. The foregoing is qualified in its entirety by reference to the form of Agreement, a copy of which is filed as Exhibit 10.01 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(e)
     The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 5.02(e).

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)
     Exhibit.

Exhibit No.	Exhibit Title

10.01	Form of Change of Control Retention Agreement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2007	SILICON IMAGE, INC.
	By:	/s/ Hal Covert
Hal Covert
Chief Financial Officer

Exhibit List

Exhibit No.	Exhibit Title

10.01	Form of Change of Control Retention Agreement.